Exhibit 99.1

Global Net Lease Fourth Quarter 2023 Investor Presentation Pictured – McLaren Campus in Woking, U.K.

1 FORWARD LOOKING STATEMENTS This presentation contains statements that are not historical facts and may be forward-looking statements, including statements regarding the intent, belief or current expectations of us, our operating partnership and members of our management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “potential,” “predicts,” “plans,” “intends,” “would,” “could,” “should” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by such forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of our control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks associated with the merger with The Necessity Retail REIT, Inc. (“RTL”) and the internalization of our property management and advisory functions; the geopolitical instability due to the ongoing military conflicts between Russia and Ukraine and Israel and Hamas, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on us, our tenants and the global economy and financial markets; that any potential future acquisition by the Company is subject to market conditions and capital availability and may not be identified or completed on favorable terms, or at all. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward-looking statements are set forth under “Risk Factors” and “Quantitative and Qualitative Disclosures about Market Risk” in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the U.S Securities and Exchange Commission (“SEC”) as such risks, uncertainties and other important factors may be updated from time to time in our subsequent reports. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

2 This presentation also includes estimated projections of future operating results. These projections are not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. All such statements, including but not limited to estimates of value accretion, synergies, run-rate or annualized figures and results of future operations after making adjustments to give effect to assumed future operations reflect assumptions as to certain business decisions and events that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized, or that the projections described in this presentation will be realized at all. This presentation also contains estimates and information concerning our industry and tenants, including market position, market size and growth rates of the markets in which we operate, that are based on industry publications and other third-party reports. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections of the Company’s Annual Report on Form 10-K, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Credit Ratings A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology of assigning ratings and, accordingly, each rating should be evaluated independently of any other rating. PROJECTIONS

3 Long-Term Growth The planned disposition initiative will drive long-term shareholder value by generating excess cash to enhance and de-risk the Company’s balance sheet and create a clear path forward to narrow the valuation discount compared to our net-lease peers 2024 BUSINESS PLAN GNL is implementing a 2024 business plan focused on delevering its balance sheet, reducing its exposure to variable rate debt and driving down its net debt to Adjusted EBITDA Lease-Up Potential Continued successful lease-up of multi-tenant portfolio with positive renewal spreads; overall portfolio remains at 96% occupancy Proof of Value Selling assets at cap rates that will provide proof of value to investors and demonstrate a premium to where the Company is currently trading on an implied cap rate basis Lower Cost of Capital A disposition strategy coupled with a reduction in dividend will increase the amount of annualized cash available to further reduce leverage, targeting lower cost of capital providing the Company with increased flexibility in the future Strategy to Address Near-Term Debt Maturities GNL has a plan to address the remaining 2024 and 2025 debt maturities through dispositions, refinancings and availability on the credit facility; GNL anticipates that the second half of 2024 will present a more favorable environment for debt maturities beyond 2024

4 GLOBAL NET LEASE HIGHLIGHTS Reduce Leverage Focused on $400 – $600 million of strategic dispositions(5), including non-core assets that provide GNL excess capital to delever our balance sheet Substantial Synergies GNL has already recognized $68 million(3) of annualized synergies from the previously disclosed $75 million as a result of the Merger and Internalization; GNL is on track to recognize the full balance by Q3 2024(4) Premier Portfolio GNL’s premier portfolio is comprised of diversified and high-quality tenants with the top 10 tenants totaling 21% of the overall portfolio’s SLR and the largest tenant contributing only 3.1% of total SLR, mitigating concentration risk Quality of Earnings GNL’s diversified net-lease portfolio includes 58% of SLR derived from investment-grade(2) tenants, underpinning the stability and high-quality of its rental income Global Presence The global footprint of GNL provides the company with the flexibility to adapt and capitalize on accretive opportunities, whether in the U.S. or internationally Proactive Asset Management GNL continues to successfully demonstrate strong asset management capabilities including 6% renewal spreads and average annual rent increase of 1.3% across the portfolio GNL’s 2024 business plan will reduce leverage through dispositions, including non-core assets and opportunistic sales. The focus of 2024 for GNL will be to lower our cost of capital, enhance our balance sheet to align with our peers and increase our AFFO(1) multiple as we show the market our commitment to executing on our full-year plan 1. Please see Disclaimers at the back of this presentation for a definition of AFFO. While we consider AFFO a useful indicator of our performance, we do not consider AFFO as an alternative to net income (loss) or as a measure of liquidity. Furthermore, other REITs may define AFFO differently than we do. Projected AFFO per share data included in this presentation is for informational purposes only and should not be relied upon as indicative of future dividends or as a measure of future liquidity. 2. As used herein, Investment Grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant's obligation under the lease) or by using a proprietary Moody's analytical tool, which generates an implied rating by measuring a company's probability of default. The term "parent" for these purposes includes any entity, including any governmental entity, owning more than 50% of the voting stock in a tenant. Multi-tenant portfolio includes credit ratings for tenants who occupy 10,000 square feet or more. 3. Captured synergies based on GNL’s general & administrative expenses for the fourth quarter of 2023 following the completion of the Merger and Internalization, as compared to the general & administrative expenses of RTL and GNL for the full year 2022 (inclusive of RTL’s general & administrative expenses and GNL and RTL advisory and management fees previously paid to the external manager during such period). 4. Please see Disclaimers at the front of this presentation for important information regarding as adjusted figures giving effect to the Merger and the Internalization. There can be no assurance that any of these projected synergies, value accretion estimates or combined future results of operations will be realized. 5. Please see Projections disclaimers at the front of this presentation. There can be no assurance that these dispositions will occur at the cash cap rate we have assumed or on otherwise favorable terms or if they will occur at all.

5 GNL’s objective is to provide investors with enhanced transparency regarding our financial goals and projections, and therefore we would like to introduce initial 2024 guidance 2024 INITIAL GUIDANCE Financial Metric FY 2024 AFFO per Share Range(3) $1.30 to $1.40 2024 Dispositions Amount Range(1) $400 million to $600 million Occupied Dispositions Cash Cap Rate Range 7.0% to 8.0% Q4’24 Net Debt / Adjusted EBITDA Range(2)(3) 7.4x to 7.8x ▪ The initial guidance reflects our expectation that projected 2024 dispositions will be in the range of $400 million to $600 million(1) ▪ The majority of the projected dispositions in 2024 will come from occupied non-core sales, where we anticipate achieving a cash cap rate between 7% and 8%(1) ▪ Starting in April 2024, GNL will reduce its annual dividend from $1.42 to $1.10 which is expected to increase the amount of annualized cash by $74 million to further reduce leverage ▪ By applying a reasonable and achievable 10x AFFO multiple to our per share guidance, the implied stock price exceeds $13 per share; $20 per share range if we trade to the high-end of the sector at a 15x AFFO multiple 1. Includes $148 million under agreement as of February 19, 2024 and $252 to $452 million of dispositions budgeted but not under contract. Please see Projections disclaimers at the front of this presentation. There can be no assurance that these dispositions will occur at the cash cap rate we have assumed or on otherwise favorable terms or if they will occur at all. 2. Adjusted EBITDA annualized based on Adjusted EBITDA for the quarter ended December 31, 2024 multiplied by four. Annualized figures based on assumed future operations that reflect assumptions as to certain business decisions and events that are subject to change. There can be no assurance that these annualized figures will prove to be accurate. 3. We do not provide guidance on net income. We only provide guidance on AFFO per share and our Net Debt to Adjusted EBITDA ratio and do not provide reconciliations of this forward-looking non-GAAP guidance to net income per share or our debt to net income due to the inherent difficulty in quantifying certain items necessary to provide such reconciliations as a result of their unknown effect, timing and potential significance. Examples of such items include impairment of assets, gains and losses from sales of assets, and depreciation and amortization from new acquisitions and other non-recurring expenses.

FOURTH QUARTER 2023 FINANCIAL HIGHLIGHTS

GNL
GLOBAL NET LEASE

GNL will continue to focus on improving its operating metrics including reducing net debt to Adjusted EBITDA, decreasing interest expense, addressing near-term leases while decreasing our cost of capital and disposing of non-core assets

Debt Capitalization ($mm)	**Q4'23**
Total Secured Debt	**$2,665**
3.75% Senior Notes	$500
4.50% Senior Notes	$500
Revolving Credit Facility	$1,744
Total Unsecured Debt	**$2,744**
Total Debt	**$5,409**
Interest Coverage Ratio[1]	2.4x
Weighted Average Interest Rate Cost[2]	**4.8%**

Earnings Summary ($mm)	**Q4'23**
Net Loss Attributable to Common Stockholders	($59.5)
NOI	$170.0
Cash NOI[6]	**$164.9**
Core Funds from Operations (Core FFO)[6]	$48.3
Adjusted Funds from Operations (AFFO)[6]	$71.7
Core Funds from Operations (Core FFO) per Share	**$0.21**
Adjusted Funds from Operations (AFFO) per Share	**$0.31**
Weighted Average Diluted Shares Outstanding	230.3

Key Capitalization Metrics ($mm)	**Q4'23**
Net Debt[3][4]	$5,288
Gross Asset Value[5]	$9,183
Net Debt[3][4] / Adjusted EBITDA	8.4x
Net Debt[3][4] / Gross Asset Value[5]	57.6%
Fixed Rate Debt	80.0%
Liquidity	$136


$1.24
$1.35
8.4x
7.6x
Q4'23 Annualized AFFO
2024 AFFO Guidance Midpoint
Q4'23 Net Debt / Adj. EBITDA
Q4'24 Net Debt / Adj. EBITDA Guidance Midpoint

1. *The interest coverage ratio is calculated by dividing actual adjusted EBITDA for Q4 2023 by cash paid for interest (calculated based on the interest expense less non-cash portion of interest expense and amortization of mortgage (discount) premium, net).*
2. *The weighted average interest rate cost is based on the outstanding principal of the debt.*
3. *Represents total debt outstanding of $5.4 billion, less cash and cash equivalents of $122 million.*
4. *Excludes the effect of discounts and deferred financing costs, net.*
5. *Gross asset value is defined as total assets plus accumulated depreciation and amortization as of December 31, 2023.*
6. *Please see Disclaimers at the back of this presentation for a definition of Core FFO and AFFO. While we consider AFFO a useful indicator of our performance, we do not consider AFFO as an alternative to net income (loss) or as a measure of liquidity. Furthermore, other REITs may define AFFO differently than we do. Projected AFFO per share data included in this presentation is for informational purposes only and should not be relied upon as indicative of future dividends or as a measure of future liquidity. AFFO for the third quarter also contains a number of adjustments for items that the company believes were non-recurring, one-time items including adjustments for items that were settled in cash such as merger and proxy related expenses.*

6

GNL DISPOSITION AND BALANCE SHEET STRATEGY

GNL GLOBAL NET LEASE

Balance Sheet Highlights

- In 2024, GNL will reduce leverage through strategic dispositions, addressing near-term debt maturities and generating excess cash to enhance our balance sheet
- In Q4'23, GNL closed on $76 million of dispositions with the proceeds used to begin the debt paydown strategy
- $148 million of dispositions are currently under agreement and scheduled to close in Q1'24 and Q2'24[3]
- Subsequent to Q4'23, GNL completed an $80 million refinancing with Nordea Bank secured by multiple properties in Finland that extends debt maturities to 2029 at a 4.6% all-in interest rate, successfully addressing the impending 2024 debt maturity
- Current liquidity of $136 million and $206 million of capacity on credit facility

Planned 2024 Dispositions

Status	Timing	Amount ($mm)	Notes
Signed PSA / Executed LOIs	Q1'24 – Q2'24	$148[3]	Includes $35 million of occupied Truist dispositions at a weighted average cap rate of 6.5%, $50 million sale of Nimble and various vacant assets as part of culling the portfolio post-merger
Opportunistic Dispositions[4]	Q3'24 – Q4'24	$252 to $452[4]	Anticipate achieving a cash cap rate between 7% and 8% on occupied opportunistic sales
2024 Total Dispositions		**$400 to $600**	

Q4'23 Debt Maturity Schedule ($mm)[1][2]



% of Total Debt Outstanding
7.5%
12.9%
2.0%
44.5%
19.1%
14.0%
Weighted Average Debt Maturity: 3.2 years
$405
$699
$110
$500
$1,744
$163
$500
$531
$757
2024
2025
2026
2027
2028
Thereafter
Mortgage Debt
Credit Facility
Senior Notes

1. Excludes the effect of discounts and deferred financing costs, net. Current balances as of December 31, 2023 are shown in the year the debt matures.
2. Assumes GNL exercises its two 6-month extension options on its credit facility.
3. Inclusive of $117 million of signed PSAs and $31 million under LOIs as of February 19, 2024. Assumes signed PSA/LOIs lead to definitive sales on their contemplated terms, which is not assured.
4. Includes dispositions budgeted but not under contract. Please see Projections disclaimers at the front of this presentation. There can be no assurance that these dispositions will occur at the cash cap rate we have assumed or on otherwise favorable terms or if they will occur at all.

7

SUBSTANTIAL MERGER SYNERGIES AND INTERNALIZATION SAVINGS

GNL GLOBAL NET LEASE

As a direct result of the Merger, GNL has already recognized $67.6[2] million of annualized cost synergies and is on track to recognize $75 million that was estimated at transaction close[1]

Synergies Recognized in Q4 2023 (000's)[2]	
Elimination of Operating Fees to Related Parties	$72,148
Elimination of Property Management & Leasing Fees	12,860
Elimination of RTL G&A Expense	32,365
Elimination of GNL G&A Expense	17,737
Less: Q4'23 Annualized GNL G&A Expense	(67,468)
Q4'23 Annualized Synergies Recognized[2]	**$67,642**


($mm)
$68
$7
$75
Q4'23 Annualized Synergies Recognized
Remaining Synergies Expected
Total Estimated Synergies

Category	Description
Internalization Savings	▪ Elimination of asset management fees, property management fees, incentive fees, equity issuance fees, and reimbursable expenses net of internalized employee compensation, rent and overhead, and retained 3rd party services
Merger Synergies	▪ Corporate consolidation, public company cost savings, and elimination of other duplicative services
Net Savings	**Approximately $75 million[1]**

1. *Please see Disclaimers at the front of this presentation for important information regarding as adjusted figures giving effect to the Merger and the Internalization. There can be no assurance that any of these projected synergies, value accretion estimates or combined future results of operations will be realized.*
2. *Captured synergies based on GNL's general & administrative expenses for the fourth quarter of 2023 following the completion of the Merger and Internalization, as compared to the general & administrative expenses of RTL and GNL for the full year 2022 (inclusive of RTL's general & administrative expenses and GNL and RTL advisory and management fees previously paid to the external manager during such period).*

8

9 Portfolio Overview Q4’23 Properties 1,296 Square Feet (millions) 66.8 % Leased 96% Weighted Average Remaining Lease Term (“WALT”)(1) 6.8 years % of SLR Derived from United States & Canada vs. Europe 80% | 20% Industries 94 Tenants 803 % of SLR derived from Investment Grade Tenants (“IG Rated”)(2)(3) 58% Top 10 Tenant Concentration 21% % of Leases with Contractual Rent Increases(4) 78% Average Annual Rental Increase(3) 1.3% Metrics as of December 31, 2023. 1. Weighted average remaining lease term in years is based on square feet as of December 31, 2023. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 4. Based on annualized SLR and as of December 31, 2023, GNL’s portfolio was 33.4% actual investment grade rated and 24.2% implied investment grade rated. 3. Calculated as of December 31, 2023, using annualized straight-line rent converted from local currency into USD as of December 31, 2023 for the in-place lease on the property on a straight-line basis, which includes tenant concessions such as free rent, as applicable. 4. The percentage of leases with rent increases is based on straight line rent as of December 31, 2023. Refer to SLR definition included in the footnotes on slide 14. Contractual cash base rent increases average 1.3% per year and include fixed percent or actual increases, or country CPI-indexed increases, which may include certain floors or caps on rental increases. As of December 31, 2023, and based on straight-line rent, approximately 59.7% are fixed-rate increases, 14.3% are based on the Consumer Price Index, 4.0% are based on other measures and 22.0% do not contain any escalation provisions. PORTFOLIO SNAPSHOT

HIGH-QUALITY INVESTMENT-GRADE TENANTS

GNL GLOBAL NET LEASE

Top ten tenants represent 21.0% of SLR with no single tenant accounting for more than 3.1%

Top Ten Tenants

Tenant	Credit Rating	Country	Property Type	% of SLR[1]
IR Imperial Reliance	Implied: Baa2	U.S.	Single-Tenant Retail	3.1%
McLaren	Actual: B-	U.K.	Industrial & Distribution	2.7%
FedEx	Actual: Baa2	U.S. / Canda	Industrial & Distribution	2.7%
FRESENIUS MEDICAL CARE	Actual: Baa3	U.S.	Single-Tenant Retail	2.1%
Whirlpool	Actual: Baa1	U.S. / Italy	Industrial & Distribution	2.0%
americold	Actual: Baa3	U.S.	Industrial & Distribution	1.9%
The Home Depot	Actual: A2	U.S.	Industrial & Distribution; Multi-Tenant Retail	1.9%
TRUIST	Actual: A2	U.S.	Single-Tenant Retail	1.7%
GSA U.S. General Services Administration	Actual: Aaa	U.S.	Single-Tenant Office	1.5%
amec foster wheeler	Implied: B1	U.K.	Single-Tenant Office	1.5%
Top 10 Tenants	**80.1% IG Rated[2]**			**21.0%**

1. *Metric based on annualized SLR as of December 31, 2023. Refer to SLR definition included in the footnotes on slide 14.*
2. *Based on Annualized Straight-Line Rent. Ratings information as of February 7, 2024. For GNL, 33.4% of the rated tenants were actual Investment Grade rated and 24.2% of the rated tenants were implied Investment Grade rated. Implied Investment Grade includes ratings of the tenant's parent (regardless of whether or not the parent has guaranteed the tenant's obligation under the lease) or lease guarantor. Refer to Investment Grade Rating definition included in the footnotes on slide 4.*

10

THIRD-LARGEST PUBLICLY TRADED NET LEASE REIT WITH A GLOBAL PRESENCE

GNL GLOBAL NET LEASE

Geographic Presence



PACIFIC NORTHWEST
WA
OR
ID
MT
WY
ND
SD
NE
KS
MN
IA
MO
WI
IL
MI
IN
OH
KY
WV
VA
PA
NY
ME
NEW BRUNSWICK
NB
NORTHEAST
NH
MA
RI
CT
NJ
DE
MD
DC
MID-ATLANTIC
NC
TN
SC
GA
AL
MS
FL
SOUTH EAST
CA
NV
UT
CO
AZ
NM
OK
AR
TX
LA
PACIFIC SOUTHWEST
SOUTHWEST
AK



FIN
UK
NETH
LUX
CI
GER
FR
ITL
SP

United States / Canada

Southeast – 23.4% of SLR	Pacific Southwest – 5.4% of SLR
Midwest – 21.1% of SLR	Northeast – 5.9% of SLR
Mid-Atlantic – 12.5% of SLR	Pacific Northwest – 0.6% of SLR
Southwest – 10.8% of SLR	New Brunswick, – 0.4% of SLR Canada

US / Canada Total – 80.1% of SLR

Europe

United Kingdom – 11.1% of SLR	Channel Islands – 0.8% of SLR
Netherlands – 2.3% of SLR	Luxembourg – 0.8% of SLR
Finland – 2.0% of SLR	Italy – 0.3% of SLR
Germany – 1.4% of SLR	Spain – 0.1% of SLR
France – 1.1% of SLR	

Europe Total – 19.9% of SLR

Note: Portfolio metrics as of December 31, 2023.

11

12 4.8% 7.9% 6.9% 10.6% 13.9% 55.9% 2024 2025 2026 2027 2028 2029 + Lease Maturity Schedule by Property Type (% of Total SF) ATTRACTIVE LEASE MATURITY SCHEDULE Unique investment mix of stable, long-term, single-tenant net-leased and strategically located suburban shopping centers results in a favorable lease maturity schedule and a Weighted Average Remaining Lease Term of 6.8 years(1) Note: Data as of December 31, 2023. 1. Weighted average remaining lease term in years is based on square feet as of December 31, 2023. Multi-Tenant Retail 1.5% 2.7% 2.8% 2.2% 3.5% 9.7% Single-Tenant Retail 0.1% 1.3% 0.8% 1.0% 1.3% 7.5% Single-Tenant Office 1.6% 1.3% 1.8% 1.1% 1.1% 5.8% Industrial & Distribution 1.6% 2.5% 1.5% 6.3% 8.0% 32.9% 6.8 Years Weighted Average Lease Term(1) Multi-Tenant Retail Single-Tenant Retail Single-Tenant Office Industrial & Distribution

CONTINUED LEASING MOMENTUM DRIVEN BY STRONG ASSET MANAGEMENT CAPABILITIES

GNL GLOBAL NET LEASE

Leasing momentum continues in Q4 2023 with 70 lease renewals and new leases, combining for over 2.1 million square feet and over $19 million of net straight-line rent

Q4 2023[1] Leasing and Renewal Activity

	Single-Tenant Portfolio	Multi-Tenant Retail Portfolio
New Leases + Renewals Completed	16	54
Q4 2023 Renewal Leasing Spread	8.2%	1.7%[2]
Net Straight-Line Rent on New Leases + Renewals	$8.8 million	$10.5 million
Square Feet on New Leases + Renewals	1,517,222	655,786

Successful Asset Management Capabilities

GNL continued to successfully demonstrate its asset management capabilities in Q4 2023 with an average annual rental increase of 1.3% across the portfolio and an attractive renewal leasing spread of 6% across the entire portfolio

Notable Recent Tenant Activity

Burlington

Executed new 10-year lease in Q4'23

H-E-B

Recently executed a 20,000 square feet expansion

DICK'S SPORTING GOODS

Executed 125,000 square feet of renewals with Dick's in Q4'23

1. Leasing activity from 10/1/2023 through 12/31/2023.
2. Calculated using Annual Base Rent.

13

14 Industrial WELL POSITIONED PORTFOLIO WITH KEY METRICS Note: Portfolio metrics as of December 31, 2023. 1. Calculated as of December 31, 2023, using annualized straight-line rent (“SLR”) converted from local currency into USD as of December 31, 2023 for the in-place lease on the property on a straight-line basis, includes tenant concessions such as free rent, as applicable. 2. Metric calculated based on square feet as of December 31, 2023. 3. Metric based on annualized SLR as of December 31, 2023. 4. Refer to Investment Grade definition included in the footnotes on slide 4. + Number of Properties Square Feet (millions) SLR ($ millions) % Leased(2) WALT(3) % IG Rated Tenants(3)(4) + + Industrial & Distribution 219 33.9 $235 100% 7.7 Years 57% Multi-Tenant Retail 109 16.4 $200 88% 5.2 Years 38% Single-Tenant Retail 878 7.9 $154 98% 8.3 Years 66% Single-Tenant Office 90 8.6 $143 94% 5.0 Years 68% Total Portfolio(1) 1,296 66.8 $731 96% 6.8 Years 58% Rent Escalations(3) 78% 92% 45% 85% 93% GNL’s competitive advantage of having a global presence and diversified portfolio gives the Company the flexibility to focus on attractive opportunities in multiple segments and markets that will contribute long-term value

15 Healthcare, 6% Financial Services, 6% Auto Manufacturing, 5% Discount Retail, 5% Specialty Retail, 4% Gas/Convenience, 4% Freight, 3% Consumer Goods, 3% Home Improvement, 3% Retail Banking, 3% Quick Service Restaurant, 3% Other, 54% Industrial & Distribution 32% Multi-Tenant Retail 27% Single-Tenant Retail 21% Single-Tenant Office 20% Grocery Anchored 21% Power Center 57% Anchored Center 22% $730.9 million Total Portfolio Annualized SLR by Segment Industry Exposure(1) Credit Rating Asset Diversification (1)(2) Note: Portfolio metrics as of December 31, 2023. 1. Metric based on annualized SLR as of December 31, 2023. Refer to SLR definition included in the footnotes on slide 14. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 4. 3. “All Other” represents the aggregate of all industries with less than three percent exposure. DIVERSIFIED AND STABLE TENANT BASE Single-Tenant Portfolio Multi-Tenant Retail Portfolio $531.4 million $199.7 million Single-Tenant 73% Investment Grade 58% Non-Investment Grade 36% Not Rated 6% (2) (3) Single-Tenant Office 27% Retail 29% Industrial & Distribution 44%

16 United States 77% Europe 7% United Kingdom 15% Canada 1% Segment Highlights Lease Maturity Schedule (% of Total SF) Geographic Breakdown (% of Total SLR) Top Five Tenants Tenant Credit Rating Country % of SLR Actual: B- U.K. 2.7% Actual: Baa2 U.S. / Canada 2.7% Actual: Baa1 U.S. / Italy 2.0% Actual: Baa3 U.S. 1.9% Implied: Baa2 U.S. 1.4% Top 5 Tenants 74.8% IG Rated(2)(3) 10.7% 32% Total Portfolio(1) 219 Properties 33.9M Square Feet 18% CPI Increases(1) 100% Leased 7.7 Years WALT 57% IG Tenants(1) 92% Rent Escalators(1) 1.5% Average Annual Rental Increase(1) Note: Portfolio metrics as of December 31, 2023. 1. Based on Annualized Straight-Line Rent. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 4. 3. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR amount. INDUSTRIAL & DISTRIBUTION OVERVIEW 7.7 Years Weighted Average Lease Term 1.4% 2.5% 1.5% 6.3% 8.0% 32.9% 2024 2025 2026 2027 2028 2029 +

MULTI-TENANT RETAIL OVERVIEW

GNL GLOBAL NET LEASE

Segment Highlights

27% Total Portfolio(1)	**109** Properties	**16.4M** Square Feet
$200M SLR	**90.5%** Leased + Pipeline	**5.2 Years** WALT
38% IG Tenants(1)	**1.7%** Leasing Spread(2)	**61%** Sunbelt(1)

Lease Maturity Schedule (% of Total SF)

5.2 Years Weighted Average Lease Term

Anchor Tenants: 5.5 Years | **In-Line Tenants:** 4.0 Years



1.5%
2.7%
2.8%
2.2%
3.5%
9.7%
2024
2025
2026
2027
2028
2029 +

Leasing Pipeline (000's)

Multi-Tenant Leasing Is Expected To Increase Occupancy to 90.5%



Q4'23 Occupancy
Q4'23 Executed Occupancy
Q4'23 Leasing Pipeline
90.0%
87.6%
90.5%
289 SF
196 SF
14,368 SF
Q3'23 Occupancy
Q4'23 Occupancy
Q4'23 + Executed Occupancy & Leasing Pipeline

Top Five Tenants

Tenant	Credit Rating	Country	% of SLR
PETSMART	Actual: B1	U.S.	1.4%
DICK'S SPORTING GOODS	Actual: Baa3	U.S.	1.2%
BEST BUY	Actual: A3	U.S.	1.1%
KOHL'S	Actual: Ba2	U.S.	1.0%
THE HOME DEPOT	Actual: A2	U.S.	1.0%
Top 5 Tenants	**75.4% IG Rated(3)(4)**		**5.7%**

Note: Portfolio metrics as of December 31, 2023. Leasing Pipeline data as of January 31, 2024. Assumes executed leases commence and signed LOIs lead to definitive leases on their contemplated terms, which is not assured.

1. *Based on Annualized Straight-Line Rent.*
2. *Calculated using Annual Base Rent.*
3. *Refer to Investment Grade Rating definition included in the footnotes on slide 4.*
4. *Calculated by adding the Investment Grade tenants' percentage of SLR and dividing by the total SLR amount.*

17

18 0.1% 1.3% 0.8% 1.0% 1.3% 7.5% 2024 2025 2026 2027 2028 2029 + United States 89% Europe 4% United Kingdom 7% SINGLE-TENANT RETAIL OVERVIEW Tenant Credit Rating Country % of SLR Implied: Baa2 U.S. 3.1% Actual: Baa3 U.S. 2.1% Actual: A2 U.S. 1.7% Actual: Baa2 U.S. 1.3% Actual: Baa1 U.S. 0.9% Top 5 Tenants 100.0% IG Rated(2)(3) 9.1% Segment Highlights Lease Maturity Schedule (% of Total SF) Geographic Breakdown (% of Total SLR) Top Five Tenants 21% Total Portfolio(1) 878 Properties 7.9M Square Feet $154M SLR 98% Leased 8.3 Years WALT 66% IG Tenants(1) 85% Rent Escalators(1) 1.6% Average Annual Rental Increase(1) Note: Portfolio metrics as of December 31, 2023. 1. Based on Annualized Straight-Line Rent. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 4. 3. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR amount. 8.3 Years Weighted Average Lease Term

19 United States 47% Europe 29% United Kingdom 24% SINGLE-TENANT OFFICE OVERVIEW Tenant Credit Rating Country % of SLR Actual: Aaa U.S. 1.5% Implied: B1 U.K. 1.5% Actual: Aa3 Netherlands 1.4% Implied: A Luxembourg 0.8% Implied: Baa2 Finland 0.8% Top 5 Tenants 75.0% IG Rated(3)(4) 6.0% Segment Highlights Lease Maturity Schedule (% of Total SF) 20% Total Portfolio(1) 90 Properties 8.6M Square Feet $143M SLR 94% Leased 68% IG Tenants(1) 1.7% Average Annual Rental Increase(1) 93% Rent Escalators(1) 70.0% Mission Critical(2) Geographic Breakdown (% of Total SLR) Top Five Tenants Note: Portfolio metrics as of December 31 2023. 1. Based on Annualized Straight-Line Rent. 2. Mission critical includes HQ, Lab, and R&D facilities and is calculated based on square feet. 3. Refer to Investment Grade Rating definition included in the footnotes on slide 4. 4. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR amount. 5.0 Years Weighted Average Lease Term 1.1% 1.3% 1.8% 1.1% 1.1% 5.8% 2024 2025 2026 2027 2028 2029 +

LEADERSHIP OVERVIEW

GNL GLOBAL NET LEASE

Management



Michael Weil, *Co-Chief Executive Officer*

- Previously served as CEO of The Necessity Retail REIT
- Member of the Board of Directors of Global Net Lease, Inc. since 2012
- Served as President of the Board of Directors of the Real Estate Investment Securities Association (n/k/a ADISA)



James Nelson, *President & Co-Chief Executive Officer*

- Joined GNL Board in March 2017
- Previously served as Chairman of the Board of Xerox Holdings Corporation. Also currently serves as an independent director and chair of the audit committee for Chewy, Inc.



Chris Masterson, *Chief Financial Officer*

- Previously served as Chief Accounting Officer of GNL
- Past experience includes accounting positions with Goldman Sachs and KPMG



Jesse Galloway, *Executive Vice President & General Counsel*

- Joined GNL in September 2023
- 25 years of legal experience representing large real estate companies and financial institutions, including 10 years as General Counsel and 15 years in private practice



Jason Slear, *Executive Vice President*

- Responsible for sourcing, negotiating, and closing GNL's real estate acquisitions and dispositions
- Oversaw the acquisition of over $3.5 billion of real estate assets and the lease-up of over 10 million square feet during professional career



Ori Kravel, *Senior Vice President*

- Responsible for corporate development and business strategy
- Executed over $12 billion of capital market transactions and over $25 billion of M&A transactions

Board of Directors

Independent Directors



Sue Perrotty, *Non-Executive Chairperson of the Board of Directors*

- Currently serves as President and Chief Executive Officer of AFM Financial Services and Tower Health



Therese Antone, *Independent Director*

- Currently serves as the Chancellor of Salve Regina University since her appointment in 2009



Lisa Kabnick, *Independent Director*

- Retired Partner at Troutman Pepper Hamilton Sanders LLP, and previously served as a member of the board of directors of The Necessity Retail REIT



Leslie Michelson, *Independent Director*

- Currently serves as lead independent director of Franklin BSP Franklin Lending Corporation, and previously served as a member of the board of directors of The Necessity Retail REIT



Stanley Perla, *Independent Director*

- Previously served as a member of the board of directors and the chair of the audit committee of Madison Harbor Balanced Strategies, Inc, and previously served as a member of the board of directors on the Necessity Retail REIT



Edward Rendell, *Independent Director*

- Previously served as the 45th Governor of the Commonwealth of Pennsylvania and as the Mayor of Philadelphia, and as a member of the board of directors of The Necessity Retail REIT

Inside Directors



James Nelson, *Director*

- Refer to "Management" section for James Nelson's biography



Michael Weil, *Director*

- Refer to "Management" section for Michael Weil's biography

20

21 FINANCIAL DEFINITIONS Non-GAAP Financial Measures This section discusses non-GAAP financial measures we use to evaluate our performance, including Funds from Operations (“FFO”), Core Funds from Operations (“Core FFO”), Adjusted Funds from Operations (“AFFO”), Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), Net Operating Income (“NOI”) and Cash Net Operating Income (“Cash NOI”). While NOI is a property-level measure, AFFO is based on total Company performance and therefore reflects the impact of other items not specifically associated with NOI such as, interest expense, general and administrative expenses and operating fees to related parties. Additionally, NOI as defined herein, does not reflect an adjustment for straight-line rent but AFFO does include this adjustment. A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income, is provided below. Caution on Use of Non-GAAP Measures FFO, Core FFO, AFFO, Adjusted EBITDA, NOI, and Cash NOI should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP measures. Other REITs may not define FFO in accordance with the current National Association of Real Estate Investment Trusts (“NAREIT”) definition (as we do), or may interpret the current NAREIT definition differently than we do, or may calculate Core FFO or AFFO differently than we do. Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly-titled measures presented by other REITs. We consider FFO, Core FFO and AFFO useful indicators of our performance. Because FFO, Core FFO and AFFO calculations exclude such factors as depreciation and amortization of real estate assets and gain or loss from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO, Core FFO and AFFO presentations facilitate comparisons of operating performance between periods and between other REITs in our peer group.

22 Funds from Operations, Core Funds from Operations and Adjusted Funds from Operations Funds From Operations Due to certain unique operating characteristics of real estate companies, as discussed below, NAREIT, an industry trade group, has promulgated a measure known as FFO, which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. FFO is not equivalent to net income or loss as determined under GAAP. We calculate FFO, a non-GAAP measure, consistent with the standards established over time by the Board of Governors of NAREIT, as restated in a White Paper approved by the Board of Governors of NAREIT effective in December 2018 (the “White Paper”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding depreciation and amortization related to real estate, gain and loss from the sale of certain real estate assets, gain and loss from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to exclude the proportionate share of the non-controlling interest to arrive at FFO, Core FFO, AFFO and NOI attributable to stockholders, as applicable. Our FFO calculation complies with NAREIT’s definition. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, and straight-line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time. We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation and certain other items may be less informative. Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and, when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. FINANCIAL DEFINITIONS

23 Funds from Operations, Core Funds from Operations and Adjusted Funds from Operations (Cont’d) Core Funds From Operations In calculating Core FFO, we start with FFO, then we exclude certain non-core items such as merger, transaction and other costs, settlement costs related to our Blackwells/Related Parties litigation, as well as certain other costs that are considered to be non-core, such as debt extinguishment costs, fire loss and other costs related to damages at our properties. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our core business plan to generate operational income and cash flows in order to make dividend payments to stockholders. In evaluating investments in real estate, we differentiate the costs to acquire the investment from the subsequent operations of the investment. We also add back non-cash write-offs of deferred financing costs and prepayment penalties incurred with the early extinguishment of debt which are included in net income but are considered financing cash flows when paid in the statement of cash flows. We consider these write-offs and prepayment penalties to be capital transactions and not indicative of operations. By excluding expensed acquisition, transaction and other costs as well as non-core costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties. Adjusted Funds From Operations In calculating AFFO, we start with Core FFO, then we exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities or items including items that were paid in cash that are not a fundamental attribute of our business plan or were one time or non-recurring items. These items include early extinguishment of debt and other items excluded in Core FFO as well as unrealized gain and loss, which may not ultimately be realized, such as gain or loss on derivative instruments, gain or loss on foreign currency transactions, and gain or loss on investments. In addition, by excluding non-cash income and expense items such as amortization of above-market and below-market leases intangibles, amortization of deferred financing costs, straight-line rent and equity-based compensation from AFFO, we believe we provide useful information regarding income and expense items which have a direct impact on our ongoing operating performance. We also exclude revenue attributable to the reimbursement by third parties of financing costs that we originally incurred because these revenues are not, in our view, related to operating performance. We also include the realized gain or loss on foreign currency exchange contracts for AFFO as such items are part of our ongoing operations and affect our current operating performance. FINANCIAL DEFINITIONS

24 Funds from Operations, Core Funds from Operations and Adjusted Funds from Operations (Cont’d) Adjusted Funds From Operations (cont’d) In calculating AFFO, we exclude certain expenses which under GAAP are characterized as operating expenses in determining operating net income. All paid and accrued acquisition, transaction and other costs (including prepayment penalties for debt extinguishments and merger related expenses) and certain other expenses, including expenses incurred for the 2023 proxy contest and related Blackwells/Related Parties litigation, expenses related to our European tax restructuring and transition costs related to the Mergers, negatively impact our operating performance during the period in which expenses are incurred or properties are acquired and will also have negative effects on returns to investors, but are excluded by us as we believe they are not reflective of our on-going performance. Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income. In addition, as discussed above, we view gain and loss from fair value adjustments as items which are unrealized and may not ultimately be realized and not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management’s analysis of our operating performance. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such changes that may reflect anticipated and unrealized gain or loss, we believe AFFO provides useful supplemental information. By providing AFFO, we believe we are presenting useful information that can be used to, among other things, assess our performance without the impact of transactions or other items that are not related to our portfolio of properties. AFFO presented by us may not be comparable to AFFO reported by other REITs that define AFFO differently. Furthermore, we believe that in order to facilitate a clear understanding of our operating results, AFFO should be examined in conjunction with net income (loss) calculated in accordance with GAAP and presented in our consolidated financial statements. AFFO should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions. FINANCIAL DEFINITIONS

25 Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, Net Operating Income, and Cash Net Operating Income. We believe that Adjusted EBITDA, which is defined as earnings before interest, taxes, depreciation and amortization adjusted for acquisition, transaction and other costs, other non-cash items and including our pro-rata share from unconsolidated joint ventures, is an appropriate measure of our ability to incur and service debt. We also exclude revenue attributable to the reimbursement by third parties of financing costs that we originally incurred because these revenues are not, in our view, related to operating performance. All paid and accrued acquisition, transaction and other costs (including prepayment penalties for debt extinguishments) and certain other expenses, including general and administrative expenses incurred for the 2023 proxy contest and related Blackwells/Related Parties litigation, expenses related to our European tax restructuring and transition costs related to the Merger and Internalization, negatively impact our operating performance during the period in which expenses are incurred or properties are acquired and will also have negative effects on returns to investors, but are not reflective of on-going performance. Due to the increase in general and administrative expenses as a result of the 2023 proxy contest and related litigation as a portion of our total general and administrative expenses in the first quarter of 2023, we began including this adjustment to arrive at Adjusted EBITDA in order to better reflect our operating performance. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs. NOI is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition, transaction and other costs, depreciation and amortization, other noncash expenses and interest expense. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity. FINANCIAL DEFINITIONS

26 Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, Net Operating Income, and Cash Net Operating Income (Cont’d) Cash NOI is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define Cash NOI as net operating income (which is separately defined herein) excluding amortization of above/below market lease intangibles and straight-line adjustments that are included in GAAP lease revenues. We believe that Cash NOI is a helpful measure that both investors and management can use to evaluate the current financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs. Cash NOI should not be considered as an alternative to net income, as an indication of our financial performance, or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present Cash NOI may not be directly comparable to the way other REITs calculate and present Cash NOI. Cash Paid for Interest is calculated based on the interest expense less non-cash portion of interest expense and amortization of mortgage (discount) premium, net. Management believes that Cash Paid for Interest provides useful information to investors to assess our overall solvency and financial flexibility. Cash Paid for Interest should not be considered as an alternative to interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to our financial information prepared in accordance with GAAP. FINANCIAL DEFINITIONS

27 NON – GAAP RECONCILIATIONS 1. Amount relates to costs incurred related to the tax restructuring of our European entities. We do not consider these expenses to be part of our normal operating performance and have, accordingly, increased Adjusted EBITDA for this amount. 2. Amount includes costs related to (i) compensation incurred for our retiring Co-Chief Executive Officer; (ii) a transition service agreement with the former Advisor and; (iii) insurance premiums related to expiring directors and officers of former RTL directors. We do not consider these expenses to be part of our normal operating performance and have, accordingly, increased Adjusted EBITDA for this amount. (Amounts in thousands) Three Months Ended 31-Dec-23 EBITDA: Net loss $(48,578) Depreciation and amortization 98,713 Interest expense 83,575 Income tax expense 5,459 EBITDA 139,169 Impairment charges 2,978 Equity-based compensation 1,058 Merger, transaction and other costs 4,349 Loss on dispositions of real estate investments 988 Loss on derivative instruments 4,478 Loss on extinguishment of debt 817 Other income (435) Expenses attributable to European tax restructuring(1) 2,169 Transition costs related to the Merger and Internalization(2) 2,484 Adjusted EBITDA 158,055 Operating fees to related parties (580) General and administrative 16,867 Expenses attributable to European tax restructuring(1) (2,169) Transition costs related to the Merger and Internalization(2) (2,484) NOI $169,689 Amortization of above- and below- market leases and ground lease intangibles and right-of-use assets, net 1,907 Straight-line rent (6,720) Cash NOI $164,876 Cash Paid for Interest: Interest Expense $83,575 Non-cash portion of interest expense (2,408) Amortization of mortgage discounts (15,078) Total Cash Paid for Interest $66,089

28 (Amounts in thousands) Three Months Ended 31-Dec-23 Funds from operations (FFO): Net loss attributable to common stockholders (in accordance with GAAP) $(59,514) Impairment charges 2,978 Depreciation and amortization 98,713 Loss on disposition of real estate investments 988 FFO (as defined by NAREIT) attributable to stockholders $43,165 Merger, transaction and other costs(1) 4,349 Loss on extinguishment of debt 817 Core FFO attributable to stockholders $48,331 Non-cash equity-based compensation 1,058 Non-cash portion of interest expense 2,408 Amortization related to above- and below- market lease intangibles and right-of-use assets, net 1,907 Straight-line rent (6,720) Eliminate unrealized losses on foreign currency transactions(2) 4,941 Amortization of mortgage discounts 15,078 Expenses attributable to European tax restructuring(3) 2,169 Transition costs related to the Merger and Internalization(4) 2,484 Adjusted funds from operations (AFFO) attributable to stockholders $71,656 Weighted-average shares outstanding – Basic and Diluted 230,320 Net loss per share attributable to common stockholders $(0.26) FFO per share $0.19 Core FFO per share $0.21 AFFO per share $0.31 Dividends declared $81,891 NON – GAAP RECONCILIATIONS 1. For the three months ended December 31, 2023, these costs primarily consist of advisory, legal and other professional costs that were directly related to the Merger and Internalization. 2. For AFFO purposes, we add back unrealized (gains) losses. For the three months ended December 31, 2023, the loss on derivative instruments was $4.5 million, which consisted of unrealized losses of $4.9 million and realized gains of $0.4 million. 3. Amount relates to costs incurred related to the tax restructuring of our European entities. We do not consider these expenses to be part of our normal operating performance and have, accordingly, increased AFFO for this amount. 4. Amount includes costs related to (i) compensation incurred for our retiring Co-Chief Executive Officer; (ii) a transition service agreement with the former Advisor and; (iii) insurance premiums related to expiring directors and officers of former RTL directors. We do not consider these expenses to be part of our normal operating performance and have, accordingly, increased AFFO for this amount.